Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1772

                          Insider Buy Strategy 2017-2

                        INVESCO UNIT TRUSTS, SERIES 1791

                            Energy Portfolio 2017-3

                         Supplement to the Prospectuses

As a result of a previously announced combination, on July 3, 2017, shareholders of Baker Hughes Inc. ("BHI") received one share of Class A common stock of Baker Hughes, a GE company ("BHGE") for each share of BHI stock held immediately prior to the closing of the transaction on July 3, 2017. On July 6, 2017, shareholders will also receive a special one-time cash dividend of $17.50 per share.

Notwithstanding anything to the contrary in either of the prospectuses, each Portfolio now holds, and will continue to purchase, shares of BHGE.

Supplement Dated:  July 5, 2017